Exhibit 1.1

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (“First Amendment”) dated this 3rd day of May, 2022 (the “First Amendment Effective Date”) is by and between ALACHUA FOUNDATION PARK HOLDING COMPANY II, LLC, a Florida limited liability company (“Landlord”) and APPLIED GENETICS TECHNOLOGIES CORPORATION, a Delaware corporation (“Tenant”) (together, the “Parties”).

W I T N E S S E T H:

A. Landlord and Tenant are parties to that certain Lease for Foundation Park by and between Landlord and Tenant dated May 13, 2021 (the “Lease”). Pursuant to the Lease, Tenant entered into a lease for Building II, Foundation Park, Alachua, Alachua County, Florida (the “Premises”), as more particularly described in the Lease (the “Project”).

B. Landlord and Tenant wish to modify the terms of the Lease to: (i) confirm their agreement regarding final plans and specifications; (ii) revising certain dates, including the Anticipated Commencement Date and Outside Commencement Date; (iii) revise the Landlord Allowance and schedule of Fixed Annual Rent; and (iv) address other matters in the Lease, all as more fully set forth herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, Landlord and Tenant hereby agree as follows:

1. Recitals. All recitals set forth above are true and correct and are incorporated hereby reference.

2. Modifications to Lease Dates.

a.

The Initial Term, as reflected in Section 1(D) of the Lease, is hereby revised from “Two Hundred Forty (240) months from the Commencement Date” to “Two Hundred Forty One (241) months from the Commencement Date”;

b.	The Anticipated Commencement Date, as reflected in Section 1(G) of the Lease, is revised from “May 2, 2022” to “November 30, 2022” with all other terms in Section 1(G) remaining unchanged; and

c.	The Outside Commencement Date, as reflected in Section 1(H) of the Lease, is revised from “June 7, 2022” to “December 30, 2022”, with all other terms in Section 1(H) remaining unchanged.

Tenant acknowledges and agrees that the date revisions set forth in this Section 2 and Section 6 of this First Amendment are not the result of a Landlord Delay (as defined in the Lease), and that no concessions arise in favor of Tenant as a result of such revisions.

3. Fixed Annual Rent. The Fixed Annual Rent, as defined in Section 1(J) of the Lease, and described in Section 7 and more fully set forth in Exhibit “C” of the Lease, is hereby revised such that Exhibit “C” of the Lease is deleted in its entirety and replaced with Exhibit “C” attached to this First Amendment.

4. Plans and Specifications.

The Plans and Specifications, as such term is defined in Section 1(O) of the Lease, and as more fully described in Exhibit “E” of the Lease, is hereby revised such that Exhibit “E” of the Lease is deleted in its entirety and replaced with those certain architectural plans and specifications prepared by RS&H dated June 18, 2021, June 21, 2021, and December 23, 2021, and Contractor’s Value Engineering log dated November 19, 2021, all of which are attached to this First Amendment as Exhibit “E”. The Parties acknowledge and agree that the Plans and Specifications attached as Exhibit “E” to this First Amendment are agreed upon by all Parties as being final and not subject to further revision, except as otherwise provided in the Lease.

5. Allowance.

a.	The Allowance as defined in Section 1(W) of the Lease and referenced in Exhibit “B-1”, Section 11(B), and elsewhere in the Lease, is hereby increased from $6,000,000.00 to $8,000,000.00.

b.

The Parties acknowledge and agree that the current budget for the Fitout Cost is $10,920,525.00 and accordingly, the Tenant’s Cost Contribution will be $2,920,525.00. Within thirty (30) days following the First Amendment Effective Date, Tenant agrees to deposit Tenant’s Cost Contribution with the Escrow Agent; provided, however, that if the Parties have not established an escrow account with the Escrow Agent within such thirty (30) day period following the First Amendment Effective Date, the Parties acknowledge and agree that Tenant shall deposit Tenant’s Cost Contribution with the Escrow Agent within five (5) days following the establishment of an escrow account with the Escrow Agent.

c.	The Parties acknowledge and agree that the Fitout Cost may be subject to revision based upon Change Orders as provided in the Lease, which provisions shall remain in full force and effect.

6. Landlord’s Notice Address. The Landlord’s Notice Address in Section 1(Z) of the Lease shall be replaced with the following:

1449 SW 74th Drive, Suite 200

Gainesville, FL 32607

Attn: Brian S. Crawford

With a copy to:

4400 Marsh Landing Blvd., Suite 202

Ponte Vedra Beach, FL 32082

Attn: General Counsel

7. Termination by Tenant. In light of amendments made to the Lease pursuant to Section 2 of this First Amendment, the Parties hereby agree that the reference to “December 31, 2022” in Section 11(G) of the Lease is hereby deleted in its entirety and replaced with “June 30, 2023”.

8. Performance by Landlord and Tenant. By execution of this First Amendment, each Party warrants, represents, acknowledges and agrees that the other Party hereto has performed each and every obligation of such party pursuant to the Lease as same has been amended from time to time and that there are no defaults (or circumstances which with notice and passage of time would constitute defaults) by either party under the Lease, or if there have been defaults, then such defaults are waived in consideration of the execution of this First Amendment.

9. Covenants Binding. It is mutually agreed that all covenants, conditions and agreements set forth in the Lease (as hereby amended) shall remain binding upon the Parties and inure to the benefit of the Parties and their respective successors and assigns.

10. Continuing Force and Effect. Except as modified hereby, all other terms and conditions of the Lease shall remain unchanged and in full force and effect and are hereby ratified and confirmed by the Parties.

11. Defined Terms. Except as otherwise expressly provided herein, all capitalized terms used in this First Amendment shall have the meanings ascribed to them in the Lease.

12. Entire Agreement. This First Amendment together with the Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all prior negotiations, discussions, term sheets, understandings, and agreements, whether oral or written, between the Parties with respect to the subject matter hereof.

13. Conflicts/Amendment to Control. Any inconsistencies or conflicts between the terms and provisions of the Lease and the terms and provisions of this First Amendment shall be resolved in favor of the terms and provisions of this First Amendment.

14. Writing Required. This First Amendment shall not be modified except in writing and signed by the Parties.

15. Broker. Any fees due to Brokers shall be the responsibility of Landlord.

16. Counterparts. This First Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument. Delivery of a counterpart by electronic means shall be valid and binding for all purposes.

The remainder of this page intentionally left blank.

IN WITNESS WHEREOF, the Parties have executed this First Amendment to Lease on the date indicated above.

Landlord:

ALACHUA FOUNDATION PARK HOLDING COMPANY II, LLC, a Florida limited liability company

By:	/s/ Brian S. Crawford
Print Name: Brian S. Crawford
Its: Manager

Tenant:

APPLIED GENETICS TECHNOLOGIES CORPORATION,
a Delaware corporation

By:	/s/ Susan Washer
Print Name: Susan Washer
Its: Chief Executive Officer

Exhibit “C”

Schedule of Fixed Annual Rent

Exhibit C - Schedule of Fixed Annual Rent

Lease Month	Fixed Annual Rent	Fixed Annual Rent Per Square Foot	Fixed Annual Rent Monthly Payment
1	$0.00	$0.00	$0.00
2	$743,750.00	$35.00	$61,979.17
3	$743,750.00	$35.00	$61,979.17
4	$743,750.00	$35.00	$61,979.17
5	$743,750.00	$35.00	$61,979.17
6	$743,750.00	$35.00	$61,979.17
7	$743,750.00	$35.00	$61,979.17
8	$1,336,625.00	$62.90	$111,385.42
9	$1,336,625.00	$62.90	$111,385.42
10	$1,336,625.00	$62.90	$111,385.42
11	$1,336,625.00	$62.90	$111,385.42
12	$1,336,625.00	$62.90	$111,385.42
13	$1,336,625.00	$62.90	$111,385.42
14	$1,336,625.00	$62.90	$111,385.42
15	$1,336,625.00	$62.90	$111,385.42
16	$1,336,625.00	$62.90	$111,385.42
17	$1,336,625.00	$62.90	$111,385.42
18	$1,336,625.00	$62.90	$111,385.42
19	$1,336,625.00	$62.90	$111,385.42
20	$1,356,387.50	$63.83	$113,032.29
21	$1,356,387.50	$63.83	$113,032.29
22	$1,356,387.50	$63.83	$113,032.29
23	$1,356,387.50	$63.83	$113,032.29
24	$1,356,387.50	$63.83	$113,032.29
25	$1,356,387.50	$63.83	$113,032.29
26	$1,356,387.50	$63.83	$113,032.29
27	$1,356,387.50	$63.83	$113,032.29
28	$1,356,387.50	$63.83	$113,032.29
29	$1,356,387.50	$63.83	$113,032.29
30	$1,356,387.50	$63.83	$113,032.29
31	$1,356,387.50	$63.83	$113,032.29
32	$1,376,575.00	$64.78	$114,714.58
33	$1,376,575.00	$64.78	$114,714.58
34	$1,376,575.00	$64.78	$114,714.58
35	$1,376,575.00	$64.78	$114,714.58
36	$1,376,575.00	$64.78	$114,714.58
37	$1,376,575.00	$64.78	$114,714.58
38	$1,376,575.00	$64.78	$114,714.58
39	$1,376,575.00	$64.78	$114,714.58
40	$1,376,575.00	$64.78	$114,714.58
41	$1,376,575.00	$64.78	$114,714.58
42	$1,376,575.00	$64.78	$114,714.58
43	$1,376,575.00	$64.78	$114,714.58

Exhibit C - Schedule of Fixed Annual Rent

Lease Month	Fixed Annual Rent	Fixed Annual Rent Per Square Foot	Fixed Annual Rent Monthly Payment
44	$1,397,187.50	$65.75	$116,432.29
45	$1,397,187.50	$65.75	$116,432.29
46	$1,397,187.50	$65.75	$116,432.29
47	$1,397,187.50	$65.75	$116,432.29
48	$1,397,187.50	$65.75	$116,432.29
49	$1,397,187.50	$65.75	$116,432.29
50	$1,397,187.50	$65.75	$116,432.29
51	$1,397,187.50	$65.75	$116,432.29
52	$1,397,187.50	$65.75	$116,432.29
53	$1,397,187.50	$65.75	$116,432.29
54	$1,397,187.50	$65.75	$116,432.29
55	$1,397,187.50	$65.75	$116,432.29
56	$1,418,012.50	$66.73	$118,167.71
57	$1,418,012.50	$66.73	$118,167.71
58	$1,418,012.50	$66.73	$118,167.71
59	$1,418,012.50	$66.73	$118,167.71
60	$1,418,012.50	$66.73	$118,167.71
61	$1,418,012.50	$66.73	$118,167.71
62	$1,418,012.50	$66.73	$118,167.71
63	$1,418,012.50	$66.73	$118,167.71
64	$1,418,012.50	$66.73	$118,167.71
65	$1,418,012.50	$66.73	$118,167.71
66	$1,418,012.50	$66.73	$118,167.71
67	$1,418,012.50	$66.73	$118,167.71
68	$1,439,050.00	$67.72	$119,920.83
69	$1,439,050.00	$67.72	$119,920.83
70	$1,439,050.00	$67.72	$119,920.83
71	$1,439,050.00	$67.72	$119,920.83
72	$1,439,050.00	$67.72	$119,920.83
73	$1,439,050.00	$67.72	$119,920.83
74	$1,439,050.00	$67.72	$119,920.83
75	$1,439,050.00	$67.72	$119,920.83
76	$1,439,050.00	$67.72	$119,920.83
77	$1,439,050.00	$67.72	$119,920.83
78	$1,439,050.00	$67.72	$119,920.83
79	$1,439,050.00	$67.72	$119,920.83
80	$1,460,512.50	$68.73	$121,709.38
81	$1,460,512.50	$68.73	$121,709.38
82	$1,460,512.50	$68.73	$121,709.38
83	$1,460,512.50	$68.73	$121,709.38
84	$1,460,512.50	$68.73	$121,709.38
85	$1,460,512.50	$68.73	$121,709.38
86	$1,460,512.50	$68.73	$121,709.38
87	$1,460,512.50	$68.73	$121,709.38
88	$1,460,512.50	$68.73	$121,709.38

Exhibit C - Schedule of Fixed Annual Rent

Lease Month	Fixed Annual Rent	Fixed Annual Rent Per Square Foot	Fixed Annual Rent Monthly Payment
89	$1,460,512.50	$68.73	$121,709.38
90	$1,460,512.50	$68.73	$121,709.38
91	$1,460,512.50	$68.73	$121,709.38
92	$1,482,187.50	$69.75	$123,515.63
93	$1,482,187.50	$69.75	$123,515.63
94	$1,482,187.50	$69.75	$123,515.63
95	$1,482,187.50	$69.75	$123,515.63
96	$1,482,187.50	$69.75	$123,515.63
97	$1,482,187.50	$69.75	$123,515.63
98	$1,482,187.50	$69.75	$123,515.63
99	$1,482,187.50	$69.75	$123,515.63
100	$1,482,187.50	$69.75	$123,515.63
101	$1,482,187.50	$69.75	$123,515.63
102	$1,482,187.50	$69.75	$123,515.63
103	$1,482,187.50	$69.75	$123,515.63
104	$1,504,287.50	$70.79	$125,357.29
105	$1,504,287.50	$70.79	$125,357.29
106	$1,504,287.50	$70.79	$125,357.29
107	$1,504,287.50	$70.79	$125,357.29
108	$1,504,287.50	$70.79	$125,357.29
109	$1,504,287.50	$70.79	$125,357.29
110	$1,504,287.50	$70.79	$125,357.29
111	$1,504,287.50	$70.79	$125,357.29
112	$1,504,287.50	$70.79	$125,357.29
113	$1,504,287.50	$70.79	$125,357.29
114	$1,504,287.50	$70.79	$125,357.29
115	$1,504,287.50	$70.79	$125,357.29
116	$1,526,600.00	$71.84	$127,216.67
117	$1,526,600.00	$71.84	$127,216.67
118	$1,526,600.00	$71.84	$127,216.67
119	$1,526,600.00	$71.84	$127,216.67
120	$1,526,600.00	$71.84	$127,216.67
121	$1,526,600.00	$71.84	$127,216.67
122	$1,526,600.00	$71.84	$127,216.67
123	$1,526,600.00	$71.84	$127,216.67
124	$1,526,600.00	$71.84	$127,216.67
125	$1,526,600.00	$71.84	$127,216.67
126	$1,526,600.00	$71.84	$127,216.67
127	$1,526,600.00	$71.84	$127,216.67
128	$1,549,337.50	$72.91	$129,111.46
129	$1,549,337.50	$72.91	$129,111.46
130	$1,549,337.50	$72.91	$129,111.46
131	$1,549,337.50	$72.91	$129,111.46
132	$1,549,337.50	$72.91	$129,111.46
133	$1,549,337.50	$72.91	$129,111.46

Exhibit C - Schedule of Fixed Annual Rent

Lease Month	Fixed Annual Rent	Fixed Annual Rent Per Square Foot	Fixed Annual Rent Monthly Payment
134	$1,549,337.50	$72.91	$129,111.46
135	$1,549,337.50	$72.91	$129,111.46
136	$1,549,337.50	$72.91	$129,111.46
137	$1,549,337.50	$72.91	$129,111.46
138	$1,549,337.50	$72.91	$129,111.46
139	$1,549,337.50	$72.91	$129,111.46
140	$1,572,500.00	$74.00	$131,041.67
141	$1,572,500.00	$74.00	$131,041.67
142	$1,572,500.00	$74.00	$131,041.67
143	$1,572,500.00	$74.00	$131,041.67
144	$1,572,500.00	$74.00	$131,041.67
145	$1,572,500.00	$74.00	$131,041.67
146	$1,572,500.00	$74.00	$131,041.67
147	$1,572,500.00	$74.00	$131,041.67
148	$1,572,500.00	$74.00	$131,041.67
149	$1,572,500.00	$74.00	$131,041.67
150	$1,572,500.00	$74.00	$131,041.67
151	$1,572,500.00	$74.00	$131,041.67
152	$1,595,875.00	$75.10	$132,989.58
153	$1,595,875.00	$75.10	$132,989.58
154	$1,595,875.00	$75.10	$132,989.58
155	$1,595,875.00	$75.10	$132,989.58
156	$1,595,875.00	$75.10	$132,989.58
157	$1,595,875.00	$75.10	$132,989.58
158	$1,595,875.00	$75.10	$132,989.58
159	$1,595,875.00	$75.10	$132,989.58
160	$1,595,875.00	$75.10	$132,989.58
161	$1,595,875.00	$75.10	$132,989.58
162	$1,595,875.00	$75.10	$132,989.58
163	$1,595,875.00	$75.10	$132,989.58
164	$1,619,675.00	$76.22	$134,972.92
165	$1,619,675.00	$76.22	$134,972.92
166	$1,619,675.00	$76.22	$134,972.92
167	$1,619,675.00	$76.22	$134,972.92
168	$1,619,675.00	$76.22	$134,972.92
169	$1,619,675.00	$76.22	$134,972.92
170	$1,619,675.00	$76.22	$134,972.92
171	$1,619,675.00	$76.22	$134,972.92
172	$1,619,675.00	$76.22	$134,972.92
173	$1,619,675.00	$76.22	$134,972.92
174	$1,619,675.00	$76.22	$134,972.92
175	$1,619,675.00	$76.22	$134,972.92
176	$1,643,687.50	$77.35	$136,973.96
177	$1,643,687.50	$77.35	$136,973.96
178	$1,643,687.50	$77.35	$136,973.96

Exhibit C - Schedule of Fixed Annual Rent

Lease Month	Fixed Annual Rent	Fixed Annual Rent Per Square Foot	Fixed Annual Rent Monthly Payment
179	$1,643,687.50	$77.35	$136,973.96
180	$1,643,687.50	$77.35	$136,973.96
181	$1,643,687.50	$77.35	$136,973.96
182	$1,643,687.50	$77.35	$136,973.96
183	$1,643,687.50	$77.35	$136,973.96
184	$1,643,687.50	$77.35	$136,973.96
185	$1,643,687.50	$77.35	$136,973.96
186	$1,643,687.50	$77.35	$136,973.96
187	$1,643,687.50	$77.35	$136,973.96
188	$1,668,337.50	$78.51	$139,028.13
189	$1,668,337.50	$78.51	$139,028.13
190	$1,668,337.50	$78.51	$139,028.13
191	$1,668,337.50	$78.51	$139,028.13
192	$1,668,337.50	$78.51	$139,028.13
193	$1,668,337.50	$78.51	$139,028.13
194	$1,668,337.50	$78.51	$139,028.13
195	$1,668,337.50	$78.51	$139,028.13
196	$1,668,337.50	$78.51	$139,028.13
197	$1,668,337.50	$78.51	$139,028.13
198	$1,668,337.50	$78.51	$139,028.13
199	$1,668,337.50	$78.51	$139,028.13
200	$1,693,200.00	$79.68	$141,100.00
201	$1,693,200.00	$79.68	$141,100.00
202	$1,693,200.00	$79.68	$141,100.00
203	$1,693,200.00	$79.68	$141,100.00
204	$1,693,200.00	$79.68	$141,100.00
205	$1,693,200.00	$79.68	$141,100.00
206	$1,693,200.00	$79.68	$141,100.00
207	$1,693,200.00	$79.68	$141,100.00
208	$1,693,200.00	$79.68	$141,100.00
209	$1,693,200.00	$79.68	$141,100.00
210	$1,693,200.00	$79.68	$141,100.00
211	$1,693,200.00	$79.68	$141,100.00
212	$1,718,275.00	$80.86	$143,189.58
213	$1,718,275.00	$80.86	$143,189.58
214	$1,718,275.00	$80.86	$143,189.58
215	$1,718,275.00	$80.86	$143,189.58
216	$1,718,275.00	$80.86	$143,189.58
217	$1,718,275.00	$80.86	$143,189.58
218	$1,718,275.00	$80.86	$143,189.58
219	$1,718,275.00	$80.86	$143,189.58
220	$1,718,275.00	$80.86	$143,189.58
221	$1,718,275.00	$80.86	$143,189.58
222	$1,718,275.00	$80.86	$143,189.58
223	$1,718,275.00	$80.86	$143,189.58

Exhibit C - Schedule of Fixed Annual Rent

Lease Month	Fixed Annual Rent	Fixed Annual Rent Per Square Foot	Fixed Annual Rent Monthly Payment
224	$1,743,987.50	$82.07	$145,332.29
225	$1,743,987.50	$82.07	$145,332.29
226	$1,743,987.50	$82.07	$145,332.29
227	$1,743,987.50	$82.07	$145,332.29
228	$1,743,987.50	$82.07	$145,332.29
229	$1,743,987.50	$82.07	$145,332.29
230	$1,743,987.50	$82.07	$145,332.29
231	$1,743,987.50	$82.07	$145,332.29
232	$1,743,987.50	$82.07	$145,332.29
233	$1,743,987.50	$82.07	$145,332.29
234	$1,743,987.50	$82.07	$145,332.29
235	$1,743,987.50	$82.07	$145,332.29
236	$1,769,912.50	$83.29	$147,492.71
237	$1,769,912.50	$83.29	$147,492.71
238	$1,769,912.50	$83.29	$147,492.71
239	$1,769,912.50	$83.29	$147,492.71
240	$1,769,912.50	$83.29	$147,492.71
241	$1,769,912.50	$83.29	$147,492.71

Option Periods: 1, 2 & 3

Tenant shall have three (3) options to extend the Lease Term (each, a “Renewal”)

Exhibit “E”

Schedule of Plans and Specifications

and Value Engineering Log (for reference and supplemental info ONLY)

Concept Construction of North Florida, Inc. dba Theory Construction	Printed on Wed Apr 6, 2022 at 11:04 am EDT Job #: 1000.009 Foundation Park Building 2 (AGTC) 14209 NW 119th Ter Alachua, Florida 32615

Current Specifications

Number	Description	Revision	Issued Date	Received Date	Set
00 - Procurement and Contracting Requirements
000110	Table of Contents	0			Specifications (06.11.21)
055000	Misc Metals	0			None
265600	Exterior Lighting (Submittal Purposes Only)	0			None
330000	Sanitary, Storm and Water (Submittal Purposes Only)	0			None
01 - General Requirements
01100	Summary	0			Specifications (06.11.21)
01330	Submittal Procedures	0			Specifications (06.11.21)
01500	Temporary Facilities and Controls	0			Specifications (06.11.21)
01524	Construction Waste Management	0			Specifications (06.11.21)
01770	Closeout Procedures	0			Specifications (06.11.21)
01781	Project Record Documents	0			Specifications (06.11.21)
01782	Operation and Maintenance Data	0			Specifications (06.11.21)
02 - Existing Conditions
02361	Termite Control	0			Specifications (06.11.21)
03 - Concrete
03300	Cast-In-Place Concrete	0			Specifications (06.11.21)
03471	Tilt-Up Concrete	0			Specifications (06.11.21)
05 - Metals
05120	Structural Steel Framing	0			Specifications (06.11.21)
05210	Steel Joist Framing	0			Specifications (06.11.21)
05310	Steel Decking	0			Specifications (06.11.21)
05400	Cold-Formed Metal Framing	0			Specifications (06.11.21)
05500	Metal Fabrications	0			Specifications (06.11.21)
05581	Column Covers	0			Specifications (06.11.21)
06 - Wood, Plastics, and Composites
06100	Rough Carpentry	0			Specifications (06.11.21)
06160	Sheathing	0			Specifications (06.11.21)
07 - Thermal and Moisture Protection
07210	Thermal Insulation	0			Specifications (06.11.21)
07211	Foamed-In-Place Insulation	0			Specifications (06.11.21)
07255	Bond Breaking Weather Barrier	0			Specifications (06.11.21)
07272	Fluid-Applied Weather Barrier System	0			Specifications (06.11.21)

Concept Construction of North Florida, Inc. dba Theory Construction	Printed on Wed Apr 6, 2022 at 11:04 am EDT Job #: 1000.009 Foundation Park Building 2 (AGTC) 14209 NW 119th Ter Alachua, Florida 32615

Number	Description	Revision	Issued Date	Received Date	Set
07542	Thermoplastic-Polyolefin (TPO) Roofing	0			Specifications (06.11.21)
07620	Sheet Metal Flashing and Trim	0			Specifications (06.11.21)
07920	Joint Sealants	0			Specifications (06.11.21)
08 - Openings
08110	Steel Doors and Frames	0			Specifications (06.11.21)
08331	Overhead Coiling Doors	0			Specifications (06.11.21)
08412	Aluminum-Framed Entrances and Glazed Openings	0			Specifications (06.11.21)
08710	Door Hardware	0			Specifications (06.11.21)
08800	Glazing	0			Specifications (06.11.21)
09 - Finishes
09220	Portland Cement Plaster (STUCCO)	0			Specifications (06.11.21)
09271	Glass-Reinforced Gypsum Fabrications	0			Specifications (06.11.21)
09911	Exterior Painting	0			Specifications (06.11.21)

Concept Construction of North Florida, Inc. dba Theory Construction	Printed on Wed Apr 6, 2022 at 11:03 am EDT Job #: 1000.009 Foundation Park Building 2 (AGTC) 14209 NW 119th Ter Alachua, Florida 32615

Shell Drawings - Current Drawings

Drawing No.	Drawing Title	Revision	Drawing Date	Received Date	Set
Architectural
A001	COVER SHEET	5	01/20/2022	01/20/2022	20220120 ASI-004 (01/20/22)
A002	NOTES AND ABBREVIATIONS	1	06/18/2021	06/22/2021	Building Permit Set S&S (06/18/21)
LS100	LIFE SAFETY PLAN	2	11/17/2021	11/17/2021	20211117 ASI-003 (11/17/21)
A100	ARCHITECTURAL SITE PLAN	1	06/18/2021	06/22/2021	Building Permit Set S&S (06/18/21)
A110	REFLECTED CEILING PLAN	3	11/17/2021	11/17/2021	20211117 ASI-003 (11/17/21)
A120	ROOF PLAN	4	01/20/2022	01/20/2022	20220120 ASI-004 (01/20/22)
A301	BUILDING SECTIONS	1	06/18/2021	06/22/2021	Building Permit Set S&S (06/18/21)
A310	WALL SECTIONS	1	06/18/2021	06/22/2021	Building Permit Set S&S (06/18/21)
A311	WALL SECTIONS	1	06/18/2021	06/22/2021	Building Permit Set S&S (06/18/21)
A312	WALL SECTIONS & STOREFRONT ELEVATIONS	2	11/17/2021	11/17/2021	20211117 ASI-003 (11/17/21)
A500	ENLARGED PLAN DETAILS	1	06/18/2021	06/22/2021	Building Permit Set S&S (06/18/21)
A501	ENLARGED SECTION DETAILS	1	06/18/2021	06/22/2021	Building Permit Set S&S (06/18/21)
A502	ROOF DETAILS	1	06/18/2021	06/22/2021	Building Permit Set S&S (06/18/21)
A600	DOOR & FRAME SCHEDULE	1	06/18/2021	06/22/2021	Building Permit Set S&S (06/18/21)
A101	OVERALL FLOOR PLAN	5	11/17/2021	11/17/2021	20211117 ASI-003 (11/17/21)
A200	POD A.1 OVERALL EXTERIOR ELEVATIONS	6	01/20/2022	01/20/2022	20220120 ASI-004 (01/20/22)
Structural
S001	GENERAL NOTES AND DIAGRAMS	1	06/18/2021	08/13/2021	Building Permit Set S&S (06/18/21)
S002	TYPICAL DETAILS	1	06/18/2021	08/13/2021	Building Permit Set S&S (06/18/21)
S003	PERSPECTIVE VIEWS	1	06/18/2021	08/13/2021	Building Permit Set S&S (06/18/21)
S101	FOUNDATION PLAN	2	11/02/2021	11/03/2021	RFI 002 Removal of Slab on Grade (11/02/21)
S102	ROOF FRAMING PLAN	3	01/20/2022	01/20/2022	20220120 ASI-004 (01/20/22)
S103	HIGH ROOF FRAMING PLAN	2	01/20/2022	01/20/2022	20220120 ASI-004 (01/20/22)
S201	SECTIONS & DETAILS	2	11/02/2021	11/03/2021	RFI 002 Removal of Slab on Grade (11/02/21)
S202	SECTIONS & DETAILS	1	06/18/2021	08/13/2021	Building Permit Set S&S (06/18/21)
S203	FRAME ELEVATIONS & DETAILS	3	01/20/2022	01/20/2022	20220120 ASI-004 (01/20/22)
S301	TILT-UP PANEL KEY PLAN & TYPICAL DETAILS	2	08/19/2021		20210823 ASI-001 (08/19/21)
S302	TILT-UP PANEL ELEVATIONS & DETAILS	1	06/18/2021	08/13/2021	Building Permit Set S&S (06/18/21)
Civil
C0.00	COVER SHEET AND INDEX	3	09/28/2021		Site Approved (09/28/21)
C0.01	EXISTING CONDITIONS MAP	3	09/28/2021		Site Approved (09/28/21)
C0.10	GENERAL NOTES	3	09/28/2021		Site Approved (09/28/21)

Concept Construction of North Florida, Inc. dba Theory Construction	Printed on Wed Apr 6, 2022 at 11:03 am EDT Job #: 1000.009 Foundation Park Building 2 (AGTC) 14209 NW 119th Ter Alachua, Florida 32615

Drawing No.	Drawing Title	Revision	Drawing Date	Received Date	Set
C0.11	LEGEND	3	09/28/2021		Site Approved (09/28/21)
C0.20	STORMWATER POLLUTION PREVENTION NOTES	3	09/28/2021		Site Approved (09/28/21)
C0.21	STORMWATER POLLUTION PREVENTION PLAN ‘POD A.1’	3	09/28/2021		Site Approved (09/28/21)
C0.21.1	STORMWATER POLLUTION PREVENTION PLAN ‘POD A.2’	3	09/28/2021		Site Approved (09/28/21)
C0.22	STORMWATER POLLUTION PREVENTION PLAN ‘POD B’	3	09/28/2021		Site Approved (09/28/21)
C0.23	STORMWATER POLLUTION PREVENTION PLAN ‘POD C’	3	09/28/2021		Site Approved (09/28/21)
C0.30	DEMOLITION AND TREE PROTECTION PLAN	3	09/28/2021		Site Approved (09/28/21)
C1.00	MASTER SITE PLAN	3	09/28/2021		Site Approved (09/28/21)
C1.10	DETAILED HORIZONTAL CONTROL AND SITE PLAN	3	09/28/2021		Site Approved (09/28/21)
C1.11	DETAILED HORIZONTAL CONTROL AND SITE PLAN	3	09/28/2021		Site Approved (09/28/21)
C1.12	DETAILED HORIZONTAL CONTROL AND SITE PLAN	3	09/28/2021		Site Approved (09/28/21)
C1.13	DETAILED HORIZONTAL CONTROL AND SITE PLAN	4	03/01/2022	03/02/2022	20220301 FO #2 Data Conduits (03/ 01/22)
C2.00	MASTER GRADING PLAN	3	09/28/2021		Site Approved (09/28/21)
C2.10	DETAILED GRADING AND DRAINAGE PLAN ‘POD A.1’	3	09/28/2021		Site Approved (09/28/21)
C2.10.1	DETAILED GRADING AND DRAINAGE PLAN ‘POD A.2’	3	09/28/2021		Site Approved (09/28/21)
C2.11	DETAILED GRADING AND DRAINAGE PLAN ‘POD B’	3	09/28/2021		Site Approved (09/28/21)
C2.12	DETAILED GRADING AND DRAINAGE PLAN ‘POD C’	3	09/28/2021		Site Approved (09/28/21)
C2.13	DETAILED GRADING AND DRAINAGE PLAN	3	09/28/2021		Site Approved (09/28/21)
C2.30	CONSTRUCTION DETAILS	3	09/28/2021		Site Approved (09/28/21)
C2.31	CONSTRUCTION DETAILS	3	09/28/2021		Site Approved (09/28/21)
C2.32	CONSTRUCTION DETAILS	1	09/28/2021		Site Approved (09/28/21)
C2.33	CONSTRUCTION DETAILS	1	09/28/2021		Site Approved (09/28/21)
C3.00	MASTER UTILITY PLAN	3	09/28/2021		Site Approved (09/28/21)
C3.10	DETAILED UTILITY PLAN	4	03/01/2022	03/02/2022	20220301 FO #2 Data Conduits (03/ 01/22)
C3.11	DETAILED UTILITY PLAN	3	09/28/2021		Site Approved (09/28/21)
E-1	SITE PHOTOMETRIC PLAN	3	09/28/2021		Site Approved (09/28/21)
E-2	SITE PHOTOMETRIC PLAN	3	09/28/2021		Site Approved (09/28/21)
E-3	SITE PHOTOMETRIC PLAN	2	09/28/2021		Site Approved (09/28/21)
E101	SITE ELECTRICAL PLAN	3	09/28/2021		Site Approved (09/28/21)
A101A (CIVIL)	OVERALL FLOOR PLAN	1	09/28/2021		Site Approved (09/28/21)
A102 (CIVIL)	FLOOR PLAN — ’POD B’	1	09/28/2021		Site Approved (09/28/21)
A103 (CIVIL)	FLOOR PLAN — ’POD C’	1	09/28/2021		Site Approved (09/28/21)
A200A	POD A.1 OVERALL EXTERIOR ELEVATIONS	3	09/28/2021		Site Approved (09/28/21)
A201	EXTERIOR ELEVATIONS – ’POD C’	1	09/28/2021		Site Approved (09/28/21)
A202	EXTERIOR ELEVATIONS – ’POD B&C’ SCREENWALL	1	09/28/2021		Site Approved (09/28/21)
Landscape

Concept Construction of North Florida, Inc. dba Theory Construction	Printed on Wed Apr 6, 2022 at 11:03 am EDT Job #: 1000.009 Foundation Park Building 2 (AGTC) 14209 NW 119th Ter Alachua, Florida 32615

Drawing No.	Drawing Title	Revision	Drawing Date	Received Date	Set
L-100	LANDSCAPE & IRRIGATION PLAN REFERENCE MAP	3	09/28/2021		Site Approved (09/28/21)
L-101	LANDSCAPE NOTES, DETAILS, & CALCULATIONS - PHASE 1 (FOR REFERENCE ONLY)	3	09/28/2021		Site Approved (09/28/21)
L-102	LANDSCAPE PLAN - PHASE 1 (FOR REFERENCE ONLY)	3	09/28/2021		Site Approved (09/28/21)
L-103	LANDSCAPE PLAN - (FOR REFERENCE ONLY	3	09/28/2021		Site Approved (09/28/21)
L-200	LANDSCAPE NOTES, DETAILS, & CALCULATIONS - POD A1	3	09/28/2021		Site Approved (09/28/21)
L-201	LANDSCAPE PLAN - POD A1	3	09/28/2021		Site Approved (09/28/21)
L-202	LANDSCAPE PLAN - POD A1	3	09/28/2021		Site Approved (09/28/21)
L-203	IRRIGATION DETAILS & SPECIFICATIONS - POD A1	3	09/28/2021		Site Approved (09/28/21)
L-204	IRRIGATION PLAN - POD A1	3	09/28/2021		Site Approved (09/28/21)
L-205	LANDSCAPE NOTES, DETAILS, & CALCULATIONS - POD A2	3	09/28/2021		Site Approved (09/28/21)
L-206	LANDSCAPE PLAN - POD A2	3	09/28/2021		Site Approved (09/28/21)
L-207	LANDSCAPE PLAN - POD A2	3	09/28/2021		Site Approved (09/28/21)
L-208	IRRIGATION DETAILS & SPECIFICATIONS - POD A2	3	09/28/2021		Site Approved (09/28/21)
L-209	IRRIGATION PLAN - POD A2	3	09/28/2021		Site Approved (09/28/21)
L-300	LANDSCAPE NOTES, DETAILS, & CALCULATIONS - POD B	3	09/28/2021		Site Approved (09/28/21)
L-301	LANDSCAPE PLAN - POD B	3	09/28/2021		Site Approved (09/28/21)
L-302	LANDSCAPE PLAN - POD B	3	09/28/2021		Site Approved (09/28/21)
L-303	IRRIGATION DETAILS & SPECIFICATIONS - POD B	3	09/28/2021		Site Approved (09/28/21)
L-304	IRRIGATION PLAN - POD B	3	09/28/2021		Site Approved (09/28/21)
L-400	LANDSCAPE NOTES, DETAILS, & CALCULATIONS - POD C	3	09/28/2021		Site Approved (09/28/21)
L-401	LANDSCAPE PLAN - POD C	3	09/28/2021		Site Approved (09/28/21)
L-402	IRRIGATION DETAILS & SPECIFICATIONS - POD C	3	09/28/2021		Site Approved (09/28/21)
L-403	IRRIGATION PLAN - POD C	3	09/28/2021		Site Approved (09/28/21)

AGTC Alachua - Fitout Alachua, Florida Concept Companies The Whiting-Turner Contracting Company WT Project # 019391 Drawing Log

Sheet Number	Sheet Name	100% Construction Documents (12/23/2021)	Addendum #1 (01/21/2022)	Addendum #2 (02/24/2022)
General
G001	Cover Sheet and Sheet Index	X
G002	Project Information, Abbreviations, and Symbols	X	X
G003	General Details, Typ Mounting Heights, and ADA Clearances	X
G004	Typical Partition Types	X	X
G005	Typical Framing Details	X
G006	Life Safety Plan and Building Code Analysis	X	X
Architectural
A100	Site Plan	X
A101	Overall Floor Plan	X	X
A102	Dimension Floor Plan	X	X
A131	Overall Reflected Ceiling Plan	X	X
A141	Roof Plan	X	X
A401	Enlarged Restroom Plan and Interior Elevations	X	X
A402	Enlarged Plans and Interior Elevations	X	X
A501	Column Details	X	X
A502	Details	X	X
A601	Door & Window Schedule and Details	X	X
A901	Room Finish Schedule, Legend, Details and Notes	X	X
A902	Overall Finish Plan	X	X
LF001	Typ Laboratory Casework & Laboratory Accessories	X	X
LF002	Laboratory Fixtures	X	X
LF101	Overall Equipment Coordination Plan	X	X
LF101A	Laboratory Classification Plans		X
LF102	Enlarged Laboratory Suite - Microbiology, Tissue, QC, & Virus Labs	X	X
LF103	Enlarged Production Suite - Cell Expansion	X	X
LF104	Enlarged Production Suite - Bioreactor, Purification, & Autoclave	X	X
LF105	Enlarged Laboratory Plan - Material Storage	X	X
LF401	Enlarged Laboratory Suite Elevations	X	X
LF402	Enlarged Laboratory Suite Elevations	X	X
LF403	Enlarged Process Suite Elevations	X	X
LF404	Enlarged Process Suite Elevations	X	X
Fire Protection
F001	Fire Protection Symbols & Abbreviations	X
F201	Overall Fire Protection Plan	X
F801	Fire Protection Details	X
Plumbing
P001	Legend, Abbreviations, Codes, Standards And Enalrged Equipment Yard Plan	X
P200	Overall Plumbing Underfloor Plan	X	X
P200A	Plumbing Underfloor Plan - Area A	X
P200B	Plumbing Underfloor Plan - Area B	X	X
P201	Overall Plumbing Plan	X	X
P201A	Plumbing Plan - Area A	X
P201B	Plumbing Plan - Area B	X	X
P202	Roof Plumbing Plan	X
P301	Overall Plumbing Plan - Lab Gas	X	X
P301A	Plumbing Lab Gas Plan - Area A	X	X
P301B	Plumbing Lab Gas Plan - Area B	X
P401	Overall Plumbing Plan - USP Water	X	X
P401B	Plumbing USP Water Plan - Area B	X	X
P501	Plumbing Enlarged Plans	X
P601	Process Symbols and Abbreviations	X
P602	Process Symbols and Abbreviations	X
P603	HPW Generation and Distribution	X	X
P701	Piping Riser Diagram - DWV	X	X
P702	Piping Riser Diagram - Domestic Water	X	X
P703	Piping Riser Diagram - Lab Gas	X
P704	Piping Riser Diagram - USP Water	X	X
P801	Plumbing Details	X	X
P802	Plumbing Details	X	X
P803	Plumbing Details	X	X
P901	Plumbing Schedules	X	X
Mechanical
M001	Mechanical Symbols & Abbreviations	X
M101	Mechanical Site Plan — Not Used	X
M201	Overall Mechanical Duct Plan	X
M201A	Mechanical Duct Plan - Area A	X		X
M201B	Mechanical Duct Plan - Area B	X		X
M202	Roof Mechanical Plan	X		X
M301	Mechanical Piping Plan	X		X
M501	Mechanical Enlarged Plans	X		X

AGTC Alachua - Fitout Alachua, Florida Concept Companies The Whiting-Turner Contracting Company WT Project # 019391 Drawing Log

Sheet Number	Sheet Name	100% Construction Documents (12/23/2021)	Addendum #1 (01/21/2022)	Addendum #2 (02/24/2022)
M601	Air Flow Diagram	X		X
M602	Chilled Water Flow Diagram	X		X
M603	Heating Hot Water Flow Diagram	X		X
M701	Mechanical Controls - Lab Exhaust Fan	X		X
M702	Mechanical Controls - RTU 2-1	X		X
M702A	Mechanical Controls - RTU 2-1			X
M703	Mechanical Controls - RTU 2-2	X		X
M704	Mechanical Controls - Pressurization Map	X		X
M705	Mechanical Controls - Typical Clean Room Controls	X		X
M706	Mechanical Controls - Chilled Water	X		X
M707	Mechanical Controls - Heating Hot Water	X
M708	Mechanical Controls - Fan Coil Units	X		X
M709	Mechanical Controls - Air Terminal Devices	X
M710	Mechanical Controls - Cell Expansion Bioreactor	X		X
M711	Mechanical Controls - Lab Without Hood	X
M712	Mechanical Controls - Miscellaneous	X
M713	Mechanical Controls - Miscellaneous	X		X
M714	Mechanical Controls - Miscellaneous	X
M715	Mechanical Controls - Miscellaneous	X
M716	Mechanical Controls - Miscellaneous	X
M717	BAS Network Architecture Diagram			X
M801	Mechanical Details	X
M802	Mechanical Details	X
M803	Mechanical Details	X
M804	Mechanical Details	X	X
M805	Mechanical Details		X
M901	Mechanical Schedules	X	X
M902	Mechanical Schedules	X	X
M903	Mechanical Schedules	X	X
Electrical
E001	Electrical Symbols & Abbreviations	X
E101	Site Electrical Plan	X	X
E102	Site Lighting Plan	X
E201	Lighting Plan	X	X
E202	Roof Lighting Plan		X
E301A	Power Plan - Area A	X	X
E301B	Power Plan - Area B	X	X
E302	Roof Power & Lightning Protection Plan	X
E401A	Systems Plan - Area A	X	X
E401B	Systems Plan - Area B	X	X
E701	Electrical Power Riser Diagram	X
E702	Grounding Electrode System Riser	X
E703	Fire Alarm Riser Diagrams, Details & Matrix	X
E801	Electrical Details	X
E802	Electrical Details	X
E901	Electrical Schedules	X	X
E902	Electrical Panel Schedules	X	X
E903	Electrical Panel Schedules	X	X
Telecom
T001	Technology Symbols & Abbreviations	X
T201A	Technology Plan - Area A	X	X
T201B	Technology Plan - Area B	X	X
T501	Enlarged Plans	X
T701	Technology Riser Diagram	X
T801	Technology Details	X
T802	Technology Details	X

AGTC Alachua - Fitout Alachua, Florida Concept Companies The Whiting-Turner Contracting Company WT Project # 019391 Specification Log

Specification Number	Specification Name	100% Construction Documents (12/23/2021)	Addendum #1 (01/21/2022)	Addendum #2 (02/24/2022)
DIVISION 0 - Procurement and Contracting Requirements
000000	Cover	X
000101	Sign & Seal Page	X
000110	Table of Contents	X	X
DIVISION 1 - General Requirements
010000	General Requirements	X
011000	Summary	X
012500	Substitution Procedures	X
012900	Payment Procedures	X
013233	Photographic Documentation	X
013300	Submittal Procedures	X
017419	Construction Waste Management and Disposal	X
017700	Closeout Procedures	X
017823	Operation and Maintenance Data	X
017839	Project Record Documents	X
DIVISION 3 - Concrete
032000	Concrete Reinforcement	X
033000	Cast-in-Place Concrete	X
DIVISION 5 - Metals
054000	Cold-Formed Metal Framing	X
DIVISION 6 - Woods, Plastics, and Composites
061000	Rough Carpentry	X
061053	Miscellaneous Rough Carpentry	X
064116	Plastic-Laminate Clad Architectural Cabinets	X
067413	Fibreglass Reinforced Gratings	X
DIVISION 7 - Thermal and Moisture Protection
078413	Penetration Firestopping	X
079100	Preformed Joint Seals	X
079200	Joint Firestopping	X
079219	Acoustical Joint Sealants	X
DIVISION 08 - Openings
081113	Hollow Metal Doors and Frames	X
081414	Flush Wood Doors	X
083113	Access Doors and Frames	X
087100	Door Hardware	X	X
088000	Glazing	X
DIVISION 09 - Finishes
092216	Non-Structural Metal Framing	X
092900	Gypsum Board	X
093013	Ceramic Tiling	X
095113	Acoustical Panel Ceilings	X
096513	Resilient Base and Accessories	X
096516	Resilient Sheet Flooring	X
099123	Interior Painting	X
DIVISION 10 – Specialties
101423.16	Room-Identification Panel Signage	X
102113.16	Plastic-Laminate-Clad Toilet Compartments	X
102600	Wall and Door Protection	X	X
102800	Toilet, Bath, and Laundry Accessories	X
104413	Fire Protection Cabinets	X
104416	Fire Extinguishers	X
105123	Plastic-Laminate-Clad Lockers	X
105613	Metal Storage Shelving	X
105626	Mobile Storage Shelving	X
DIVISION 12 - Furnishings
122413	Roller Window Shades	X
123553.16	Plastic-Laminate-Clad Laboratory Casework	X
123623.13	Plastic-Laminate-Clad Countertops	X
123661.16	Solid Surfacing Countertops	X

Specification Log

Specification Number	Specification Name	100% Construction Documents (12/23/2021)	Addendum #1 (01/21/2022)	Addendum #2 (02/24/2022)
DIVISION 13 - Special Construction
130600	Laboratory Environmental Rooms	X
DIVISION 21 - Fire Protection
211314	Automatic Fire Sprinkler System	X
DIVISION 22 - Plumbing
220000	General Plumbing Requirements	X
220529	Piping and Equipment Supporting Devices	X
220553	Piping Systems Identification	X
220594	Domestic Water Systems Balance	X
220700	Piping Systems Insulation	X
221118	Water Distribution System	X
221314	Sanitary Waste and Clear Water Drainage Systems	X
221600	Natural Gas Piping	X
222114	Plumbing Specialties	X
223100	Water Conditioning Equipment	X
223314	Water Heating Equipment	X	X
224000	Plumbing Fixtures	X
226114	Laboratory Compressed Air System	X	X
226314	Nitrogen, Carbon Dioxide, and Special Gas System	X
226653	Corrosion Resistant Waste and Vent System	X
226714.13	Plastic Piping for High Purity Service	X	X
226720.13	High Purity Water Service	X	X
DIVISION 23 - Heating, Ventilating, and Air Conditioning
230000	General HVAC Requirements	X
230513	HVAC Motors	X
230514	Variable Frequency Drive (VFD) System	X
230529	HVAC Supporting Devices	X
230550	HVAC Vibration Isolation	X
230553	HVAC Systems Identification	X
230594	Water Systems Test Adjust Balance	X
230595	Air Systems Test Adjust Balance	X
230598	Acceptance Testing of Rotating Equipment	X
230700	HVAC Insulation	X
230800	Mechanical Commissioning Requirements	X
232116	Piping	X
232118	Valves	X
232120	Piping Specialties	X
232123	Pumps	X
232514	Chemical Treatment Systems	X
233114	HVAC Ducts and Casings	X
233400	HVAC Fans	X	X
233600	Air Terminal Units	X
233713	Diffusers, Registers, and Grilles	X	X
234114	Filters	X
235100	Smokestack, Breeching, and Vent Piping	X
235214	Primary Heating Equipment	X
237214	Heat Recovery Equipment	X
237328	Factory Fabricated Custom Air Handling Units	X	X
237400	Packaged Rooftop Air Handling Units	X
238126	Split System Air Conditioners	X	X
238214	Heating and Cooling Terminal Devices	X
DIVISION 25 - Integrated Automation
250513	Conductors and Cables	X
250901	Integrated Automation	X	X
250902	Direct Digital Controllers & Networks	X	X
250903	Client-Server Information Database Integration	X	X
250904	Control Instrumentation	X
250904	Control Valves, Dampers, & Actuators	X
251000	Network Equipment	X
251113	Integration Network Gateways	X
251116	Network Routers, Bridges, Switches, and Hubs	X
251119	Network Operator Workstation	X
251119	Network Workstation Printer	X
251219	Integration Protocols	X	X
251300	Control and Monitoring Network (BAS)	X	X
251313	Control and Monitoring Supervisory Control	X
251400	Local Control Units	X

Specification Log

Specification Number	Specification Name	100% Construction Documents (12/23/2021)	Addendum #1 (01/21/2022)	Addendum #2 (02/24/2022)
251423	Field Equipment Panels	X
251500	Software	X
253513	Actuators and Operators	X
253515	Switches and Relays	X
253516	Sensors and Transmitters	X
253517	Air and Gas Measurement	X	X
253818	Liquid Pressure and Flow Measurement	X
253519	Control Valves	X
253523	Control Dampers	X
255100	Centralized Equipment and Alarm System Monitoring	X
255400	Monitoring and Control of Plumbing Equipment	X
255600	Monitoring and Control of Electrical Equipment	X
DIVISION 26 - Electrical
260000	General Electrical Requirements	X
260516	Owner-Furnished Equipment	X
260519	Low-Voltage Electrical Power Conductors and Cables	X
260526	Grounding and Bonding for Electrical Systems	X
260529	Hangers and Supports for Electrical Systems	X
260533	Raceways and Boxes for Electrical Systems	X
260533.13	Surface Raceway System	X
260553	Electrical Systems Identification	X
260573	Power System Studies	X
260923	Lighting Control Devices	X
262200	Low-Voltage Transformers	X
262415.13	Lighting and Appliance Panelboards	X
262416.16	Distribution Panelboards	X
262713	Electrical Metering	X	X
262726	Wiring Devices	X
262813	Fuses	X
262816	Enclosed Switches and Circuit Breakers	X
262913	Enclosed Controllers	X
263213	Engine Generators	X	X
263623	Automatic Transfer Switches	X	X
264113	Lightning Protection for Structures	X
264300	Surge Protection Devices	X
265000	Lighting	X
DIVISION 27 - Communications
270000	General Communications Requirements	X
270526	Grounding and Bonding for Communications Systems	X
270528.29	Hangers and Supports for Communications Systems	X
270528.33	Raceways and Boxes for Communications Systems	X
270528.36	Cable Trays for Communications Systems	X
270553	Communications System Identification	X
271000	Structured Cabling	X
271100	Communications Equipment Room Fittings	X
271300	Communications Backbone Cabling	X
271500	Communications Horizontal Cabling	X
275319	Emergency Responder Radio Reinforcement System	X
DIVISION 28 - Electronic Safety and Security
280000	General Electronic Safety and Security Requirements	X
280545	Electronic Safety and Security Systems Integration	X
281000	Electronic Access Control	X
282000	Video Surveillance	X
283116	Multiplexed Fire Detection and Alarm Systems	X
DIVISION 40 - Process Integration
400210	Document Requirements Specification	X
400211	Project Documentation Practice	X

as of 11/19/2021

AGTC - 50% Estimate Reductions

Division 8
FRP Door Quantity Adjustments - Replace with Hollow Metal	$(85,000.00)	23 FRP doors shown, replace with Hollow Metal, Hardware requirements still to be confirmed (Tyler Curl - RS&H email 11/18)
Division 9
		VCT vs. LVT / change lobby ceiling type / delete ADA bathroom walls, change floor and ceiling type / epoxy vs. tile in locker room /
Architectural Updates	$(20,000.00)	delete ADA restrooms (Tyler Curl - RS&H email 11/18)
Gordon Grid Changes	$(90,000.00)	2,078 sf vs. 4,024 sf, replace SPC-1 with GWB ceiling / epoxy paint, allowance for access panels (Tyler Curl - RS&H email 11/18)
Remove Wall Tile in Bathrooms	$(50,000.00)	Reduce tile to 54” height in lieu of 8’ height, only provide at wet walls (Tyler Curl - RS&H email 11/18)
Division 10
Crash Rail Changes	$(120,000.00)	Replace SS Sani-Rail per specification with Babcock SS rail (AGTC 50% Estimate Annotations)
Division 13
Cold Room Basis of Design Change	$(65,000.00)	Utilize Norlake in lieu of Nycom (Basis of Design) (AGTC email 11/15)
Division 22
USP Skid Reductions	$(350,000.00)	Utilize Stilmas 5gpm system in lieu of Evoqua 10gpm system (Basis of Design) (AGTC email 11/15)
Remove Waste Neutralization	$(125,000.00)	PW-1 / PW-2 (AGTC 50% Estimate Annotations 11/17)
Process Piping Reductions	$(25,397.00)	Per updated layouts (Andy Peter - AEI email 11/9)
Vacuum + 139 lf
Oxygen - 30 lf
IA - 446 lf
PA +115 lf
N2 - 46 lf
CO2 - 21 lf
Delete House Vacuum Piping	$(50,000.00)	Remove Vacuum Piping (based on 11/9 layout) / Vacuum Equipment (AGTC 50% Estimate Annotations)
Division 23
AHU / FCU / CU Equipment Changes - Maintain CHW Concept	$(284,354.00)	Reduced Basis of Design Requirements (Dave Goos - AEI email 11/9)
Add’l Fan Filter Units	$88,500.00	Added 10 units @ $8,850 (Dave Goos - AEI email 11/9)
Delete Heat Recovery Piping	$(46,228.00)	182 lf x $254 / lf (Dave Goos - AEI email 11/9)
Chiller Equipment Size Reduction	$(27,000.00)	Reduce from 300T chiller to 260T chiller (Dave Goos - AEI email 11/9)
Dx in lieu of Chilled Water	$(550,000.00)	Delete chiller / chilled water piping / chilled water pumps / chilled water storage tanks / replace AHU’s with Dx type / replace exhaust fans with standard type / remove secondary coils on Fan Coil Units / add Condensing Units (Dave Goos - AEI email 11/19)
Division 26
Upsize Generator to 400kW (Natural Gas)	$160,000.00	Provide 400kW generator in lieu of 150kW shown in 50% Documents
Upsize Elec Distribution (400A vs. 800A) - scope to be confirmed	$105,000.00	Increase feeder sizes, Automatic Transfer Switch, and Distribution Switchboards / Breakers to support 800A distribution service in lieu of 400A shown on 50% Documents (Toby Smith - AEI email 11/10)
Division 27
Delete Access Control Allowance	$(10,000.00)
Remove W-T Bond	$(100,000.00)
Misc Adjustments - Markups	$(16,303.00)
Subtotal	$(1,660,782.00)
Markups	$(463,358.18)
Total Approx Deduct	$(2,124,140.18)